Brookfield Investment Funds
Brookfield Global Listed Infrastructure Fund

Summary Prospectus

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at https://publicsecurities.brookfield.com/en. You may also get information at no cost by calling 1-855-244-4859, or by sending an email request to publicsecurities.enquiries@brookfield.com. The current prospectus ("Prospectus") and statement of additional information ("SAI"), dated April 30, 2019, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Share Class: Ticker Symbol

Class A	Class C	Class I	Class Y
BGLAX	BGLCX	BGLIX	BGLYX

Investment Objective

The Brookfield Global Listed Infrastructure Fund (the "Fund" or the "Infrastructure Fund") seeks total return through growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled "Shareholder Account Information—Initial Sales Charges (Class A Shares Only)" on page 80 of the Fund's Prospectus and in Appendix A, "Sales Charge Reductions and Waivers Available Through Certain Intermediaries," attached to the Fund's Prospectus.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None%(1)	1.00%(2)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.34%	0.34%	0.34%	0.34%
Total Annual Fund Operating Expenses	1.44%	2.19%	1.19%	1.19%
Less Fee Waiver and/or Expense Reimbursement(3)	(0.09)%	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.35%	2.10%	1.10%	1.10%

(1)  No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within 18 months of purchase.

BGL

(2)  A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)  Brookfield Public Securities Group LLC, the Fund's investment adviser (the "Adviser"), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares and Class Y Shares. The fee waiver and expense reimbursement arrangement will continue until at least May 1, 2020 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$606	$900	$1,216	$2,110
Class C Shares	$313	$677	$1,166	$2,517
Class I Shares	$112	$369	$646	$1,435
Class Y Shares	$112	$369	$646	$1,435

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$213	$677	$1,166	$2,517

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year ended December 31, 2018, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the "80% Policy"), and, as part of the 80% Policy, at least 40% of the Fund's net assets (plus the amount of any borrowing for investment purposes) will be invested in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements ("Foreign Securities"). The Fund considers an issuer's "primary operations" to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund may also invest, as a principal strategy, up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in energy-infrastructure companies organized as master limited partnerships ("MLPs"). The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including below-investment grade rated securities ("junk bonds"), as described in this Prospectus.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.

The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.

Infrastructure assets currently include:

•  toll roads, bridges and tunnels;

•  airports;

•  seaports;

•  electricity generation and transmission and distribution lines;

•  gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

•  water and sewage treatment and distribution pipelines;

•  communication towers and satellites; and

•  railroads.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•  as a hedge against adverse changes in the market prices of securities, interest rate or currency exchange rates;

•  as a substitute for purchasing or selling securities;

•  to increase the Fund's return as a non-hedging strategy that may be considered speculative; and

•  to manage the Fund's portfolio characteristics.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including obligations of the U.S. Government, floating rate loans and money-market instruments. As part of the 20% of the Fund's net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund's net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade ("junk") fixed income securities, of which 5% may be invested in fixed income securities rated "CCC" or lower by Standard & Poor's Rating Services ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's") or non-rated securities of comparable quality. The Fund, however, may not invest in securities in default.

The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an "emerging market." In addition, the Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund's net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities (as defined herein), income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure companies. Other Fund investments may include warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

No assurance can be given that the Fund's investment objective will be achieved. The Fund's policy of concentration in companies in the infrastructure industry is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.

Adviser Investment Risk. The Adviser and its affiliates (each, an "Adviser Investor") may from time to time own a significant amount of the Fund's shares (an "Adviser Investment"). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund's investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund's overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund's expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Commodity-Related Investments Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Concentration Risk. Because the Fund will invest more than 25% of its net assets (plus the amount of any borrowing for investment purposes) in securities in the infrastructure industry, as defined in this Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.

Construction and Development Risk. Investments in new or development stage infrastructure projects, carry the risk that a project may not be completed within budget, within the agreed time frame and to the agreed specification.

Credit Risk. An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due.

Derivatives Risk. The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Emerging Markets Risk. Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested.

Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.

Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund's fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels. It is anticipated that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant.

Following the financial crisis of 2008, the Federal Reserve Board lowered the target range for the federal funds rate to near zero and implemented quantitative easing programs. Quantitative easing ended in 2014. In a statement issued in March 2015, the Federal Open Market Committee stated that it anticipated that it would be appropriate to raise the target range for the federal funds rate when it had seen some further improvement in the labor market and was reasonably confident that inflation would move back to its two percent objective over the medium term. In December 2018, the Federal Reserve Board increased the federal funds rate by 25 basis points, the fourth such rate increase in 2018. To the extent the Federal Reserve Board continues to raise rates, there is a risk that the fixed-income markets may experience increased volatility and that the liquidity of certain Fund investments may be reduced.

Foreign Currency Risk. The Fund's net asset value ("NAV") could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Foreign (Non-U.S.) Securities Risk. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Interest Rate Risk. A rise in interest rates will cause the price of fixed income securities to fall. Generally, fixed income securities with longer maturities carry greater interest rate risk. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. The decision of the United Kingdom ("UK") to exit from the European Union following the June 2016 vote on the matter (referred to as "Brexit") has caused uncertainty in financial markets and may adversely impact financial results of the Fund. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund's investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Infrastructure Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure regulations, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

"Junk" Bond Risk. Debt securities that are below investment grade, called "junk bonds," generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Leverage Risk. Some transactions entered into by the Fund may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Market Risk. The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.

MLP Risk. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. MLPs benefit from various tax provisions that may not be available in the future. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Portfolio Selection Risk. The Adviser's judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company's capital structure, limited liquidity, limited voting rights and special redemption rights.

Redemption Risk. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.

Return of Capital Risk. The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder's basis in the Fund's shares and reduces the shareholder's basis to that extent.

Small- and Mid-Capitalization Risk. The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Stapled Securities Risk. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.

The Fund's shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund's total return has varied for annual periods through December 31, 2018 and by showing how the Fund's average annual total returns for one-year and since inception compare with those of a broad measure of market performance. Figures shown in the bar chart are for the Fund's Class I Shares and do not reflect sales charges. If sales charges were reflected, the Fund's returns would be less than these shown. The Fund's past performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance is available at https://publicsecurities.brookfield.com/en or by calling 1-855-244-4859.

Class I Shares(1)
Calendar Year Returns as of December 31

(1)  The return shown in the bar chart is for Class I Shares. The Class A Shares, Class C Shares, and Class Y Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 11.05% (quarter ended June 30, 2016) and the lowest return for a calendar quarter was –11.05% (quarter ended September 30, 2015).

Average Annual Total Returns

for the periods ended December 31, 2018, with maximum sales charge, if applicable

	One Year	Five Years	Since Inception(1)
Class I Shares
Return Before Taxes	–7.95%	0.00%	5.53%
Return After Taxes on Distributions	–8.07%	–0.60%	5.00%
Return After Taxes on Distributions and Sale of Fund Shares	–4.62%	–0.05%	4.40%
Class A Shares
Return Before Taxes	–12.56%	–1.22%	4.40%
Class C Shares
Return Before Taxes	–9.80%	–1.02%	3.29%
Class Y Shares
Return Before Taxes	–8.03%	–0.01%	5.52%
Dow Jones Brookfield Global Infrastructure Composite Index (based on inception date of Class I shares)	–8.54%	2.61%	6.70%

(1)  Classes I and Y were incepted on December 1, 2011, Class A was incepted on December 29, 2011 and Class C was incepted on May 1, 2012.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

Management

Investment Adviser: Brookfield Public Securities Group LLC

Co-Portfolio Managers: Craig Noble, CFA, CEO, Chief Investment Officer and Portfolio Manager, Leonardo Anguiano, Managing Director and Portfolio Manager, and Tom Miller, CFA, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund. Mr. Noble has served as Co-Portfolio Manager of the Fund since its inception. Messrs. Anguiano and Miller have served as Co-Portfolio Managers of the Fund since September 2016 and March 2019, respectively.

Purchase and Sale of Fund Shares

Class: A (BGLAX), C (BGLCX), I (BGLIX), Y (BGLYX)

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Global Listed Infrastructure Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A, C and Y is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.

Class Y Shares are available only through certain "wrap," retirement or other programs sponsored by certain financial intermediaries with whom the Funds and/or their distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

Class I Shares are available to foundations, endowments, institutions, and employee benefit plans that purchase at least $1 million of shares of the Fund. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund's distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.